UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

___________________

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2019

 L Brands, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-8344	31-1029810
(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway Columbus, OH	43230
(Address of Principal Executive Offices)	(Zip Code)

(614) 415-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.50 Par Value	LB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

L Brands, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 16, 2019. The matters voted upon at the Annual Meeting, each of which is described in the 2019 Proxy Statement filed on April 23, 2019 (the “Proxy Statement”), and the results of the voting were as follows:

Election of Directors

Patricia S. Bellinger, Sarah E. Nash, Anne Sheehan and Leslie H. Wexner were elected to the Board of Directors for a term of three years. Of the 227,353,876 shares present in person or represented by proxy at the meeting, the number of shares voted for, the number of shares voted against, the number of shares abstained and the number of broker non-votes were as follows, with respect to each of the nominees:

	For	Against	Abstain	Broker Non-Vote
Patricia S. Bellinger	201,082,729	1,280,451	287,899	24,702,797
Sarah E. Nash	201,703,355	658,997	288,727	24,702,797
Anne Sheehan	201,566,843	797,172	287,064	24,702,797
Leslie H. Wexner	195,270,320	5,859,908	1,520,851	24,702,797

In addition, directors whose term of office continued after the Annual Meeting were: E. Gordon Gee, Donna A. James, Michael G. Morris, Robert H. Schottenstein, Stephen D. Steinour, Allan R. Tessler, Abigail S. Wexner and Raymond Zimmerman.

Ratification of the Independent Registered Public Accountants

The appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the 2019 fiscal year was ratified, with 223,726,573 shares voting for the appointment, 3,247,995 shares voting against the appointment and 379,308 shares abstaining.

Advisory Vote on Executive Compensation

The compensation of the Company’s executive officers as described in the Proxy Statement was approved by the stockholders, on an advisory basis, with 199,578,373 shares voting for the Company’s executive compensation, 2,573,578 shares voting against the Company’s executive compensation, 499,128 shares abstaining and 24,702,797 broker non-votes. 98.72% of the shares voting on the proposal voted in favor of the proposal.

Stockholder Proposal to Remove Supermajority Voting Requirements

The stockholder proposal to remove supermajority voting requirements was approved by the stockholders, with 198,732,065 shares voting for the proposal, 3,653,856 shares voting against the proposal, 265,158 shares abstaining and 24,702,797 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L Brands, Inc.

Date: May 16, 2019	By:	/s/ Samuel P. Fried
Name: Samuel P. Fried
Title: Secretary